EXHIBIT 10.5

EXECUTION VERSION

ADVA GUARANTY AGREEMENT

dated as of June 4, 2024,

by and among

ADVA NA HOLDINGS, INC.,

ADTRAN NETWORKS NORTH AMERICA INC.,

and

ADTRAN NETWORKS (UK) LIMITED,

each as an ADVA Subsidiary Guarantor,

in favor of

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent

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Table of Contents (continued)

		Page

SECTION 4.16	Acknowledgements	13

SECTION 4.17	Releases.	13

SECTION 4.18	Secured Parties	13

SECTION 4.19	Subordination of Intercompany Indebtedness	13

SECTION 4.20	Acknowledgment Regarding Any Supported QFCs	14

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This GUARANTY AGREEMENT (this “Agreement”), dated as of June 4, 2024 is made by and among ADVA NA HOLDINGS, INC., a Delaware corporation (“ADVA NA”), ADTRAN NETWORKS NORTH AMERICA INC., a Delaware corporation (“Adtran Networks US”) and ADTRAN NETWORKS (UK) LIMITED, a company incorporated in England and Wales (together with ADVA NA and Adtran Networks US, each an “ADVA Subsidiary Guarantor” and collectively, the “ADVA Subsidiary Guarantors”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”) for the benefit of itself and the Secured Parties.

STATEMENT OF PURPOSE

Pursuant to the terms of the Fourth Amendment to Credit Agreement dated as of the date hereof (the “Fourth Amendment”), by and among ADTRAN, INC., a Delaware corporation (the “US Borrower”), ADTRAN NETWORKS SE, a European stock corporation incorporated under the law of the European Union and Germany (the “German Borrower”, and together with the US Borrower, the “Borrowers”), ADTRAN HOLDINGS, INC., a Delaware corporation (“Holdings”), the Lenders and the Administrative Agent, which amends that certain Credit Agreement dated as of July 18, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrowers, the Lenders and the Administrative Agent, the Lenders have agreed to make Extensions of Credit to the Borrowers upon the terms and subject to the conditions set forth therein.

The German Borrower and the ADVA Subsidiary Guarantors, though separate legal entities, comprise one integrated financial enterprise, and all Extensions of Credit to the German Borrower will inure, directly or indirectly, to the benefit of each of the ADVA Subsidiary Guarantors.

It is a condition precedent to the obligation of the Lenders to enter into the Fourth Amendment and to make and maintain their respective Extensions of Credit to the German Borrower under the Credit Agreement that the ADVA Subsidiary Guarantors shall have executed and delivered this Agreement to the Administrative Agent, for the benefit of the Secured Parties.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, and to induce the Administrative Agent and the Lenders to enter into the Fourth Amendment and to induce the Lenders to make their respective Extensions of Credit to the German Borrower under the Credit Agreement, the ADVA Subsidiary Guarantors hereby, jointly and severally agree with the Administrative Agent, for the benefit of the Secured Parties, as follows:

ARTICLE 1

DEFINED TERMS

SECTION 1.1 Definitions. The following terms when used in this Agreement shall have the meanings assigned to them below:

“ADVA Collateral” means the collateral security for the ADVA Obligations pledged or granted by an ADVA Subsidiary Guarantor pursuant to the ADVA US Collateral Agreement or the UK Security Documents to which any such ADVA Subsidiary Guarantor is a party.

“Guaranteed Obligations” has the meaning assigned thereto in Section 2.1.

“Payment in Full” means the payment in full in cash of all of the Guaranteed Obligations (other than contingent indemnification obligations).

SECTION 1.2 Other Definitional Provisions.

(a) Terms defined in the Credit Agreement and not otherwise defined herein shall have the meaning assigned thereto in the Credit Agreement.

(b) The terms of Sections 1.2, 1.6, and 12.14 of the Credit Agreement are incorporated herein by reference as if fully set forth herein; provided that references therein to “Agreement” shall mean this Agreement.

(c) Where the context requires, terms relating to the ADVA Collateral or any part thereof, when used in relation to an ADVA Subsidiary Guarantor, shall refer to such ADVA Subsidiary Guarantor’s ADVA Collateral or the relevant part thereof.

ARTICLE 2

GUARANTY

SECTION 2.1 Guaranty. Each ADVA Subsidiary Guarantor hereby, jointly and severally with the other ADVA Subsidiary Guarantors, absolutely, irrevocably and unconditionally guarantees as a primary obligor and not merely as a surety to the Administrative Agent for the benefit of the Secured Parties, and their respective permitted successors, endorsees, transferees and assigns, the prompt payment and performance of all ADVA Obligations, whether primary or secondary (whether by way of endorsement or otherwise), whether now existing or hereafter arising, whether or not from time to time reduced or extinguished (except by payment thereof) or hereafter increased or incurred, whether enforceable or unenforceable, whether or not discharged, stayed or otherwise affected by any Debtor Relief Law or proceeding thereunder, whether created directly with the Administrative Agent or any other Secured Party or acquired by the Administrative Agent or any other Secured Party through assignment or endorsement or otherwise, whether matured or unmatured, whether joint or several, as and when the same become due and payable (whether at maturity or earlier, by reason of acceleration, mandatory repayment or otherwise), in accordance with the terms of any such instruments evidencing any such obligations, including all renewals, extensions or modifications thereof (all of the foregoing being hereafter collectively referred to as the “Guaranteed Obligations”); provided that, for the avoidance of doubt, “Guaranteed Obligations” shall not include any Excluded Swap Obligations.

SECTION 2.2 Bankruptcy Limitations on ADVA Subsidiary Guarantors. Notwithstanding anything to the contrary contained in Section 2.1, it is the intention of each ADVA Subsidiary Guarantor and the Secured Parties that, in any proceeding involving the bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution or insolvency or any similar proceeding with respect to any ADVA Subsidiary Guarantor or its assets, the amount of such ADVA Subsidiary Guarantor’s obligations with respect to the Guaranteed Obligations (or any other obligations of such ADVA Subsidiary Guarantor to the Secured Parties) shall be equal to, but not in excess of, the maximum amount thereof not subject to avoidance or recovery by operation of Debtor Relief Laws after giving effect to Section 2.4(a). To that end, but only in the event and to the extent that after giving effect to Section 2.4(a), such ADVA Subsidiary Guarantor’s obligations with respect to the Guaranteed Obligations (or any other obligations of such ADVA Subsidiary Guarantor to the Secured Parties) or any payment made pursuant to such Guaranteed Obligations (or any other obligations of such ADVA Subsidiary Guarantor to the Secured Parties) would, but for the operation of the first sentence of this Section 2.2, be subject to avoidance or recovery in any such proceeding under Debtor Relief Laws after giving effect to Section 2.4(a), the amount of such ADVA Subsidiary Guarantor’s obligations with respect to the Guaranteed Obligations (or any other obligations of such ADVA Subsidiary Guarantor to the Secured Parties) shall be limited to the largest amount which, after giving effect thereto, would not, under Debtor Relief Laws, render such ADVA

Subsidiary Guarantor’s obligations with respect to the Guaranteed Obligations (or any other obligations of such ADVA Subsidiary Guarantor to the Secured Parties) unenforceable or avoidable or otherwise subject to recovery under Debtor Relief Laws. To the extent any payment actually made pursuant to the Guaranteed Obligations exceeds the limitation of the first sentence of this Section 2.2 and is otherwise subject to avoidance and recovery in any such proceeding under Debtor Relief Laws, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment exceeds such limitation and the Guaranteed Obligations as limited by the first sentence of this Section 2.2 shall in all events remain in full force and effect and be fully enforceable against such ADVA Subsidiary Guarantor. The first sentence of this Section 2.2 is intended solely to preserve the rights of the Secured Parties hereunder against such ADVA Subsidiary Guarantor in such proceeding to the maximum extent permitted by Debtor Relief Laws and neither such ADVA Subsidiary Guarantor, the Borrowers, any other Subsidiary Guarantor nor any other Person shall have any right or claim under such sentence that would not otherwise be available under Debtor Relief Laws in such proceeding.

SECTION 2.3 Guarantee Limitations. Notwithstanding any other provision of this Agreement or any other Loan Documents, the obligations and liabilities of the undersigned under this Agreement will not apply to any liability to the extent that it would constitute unlawful financial assistance within the meaning of sections 678 or 679 of the Companies Act 2006 or any equivalent and applicable provisions under the laws of England & Wales.

SECTION 2.4 Agreements for Contribution/Reimbursement.

(a) Contribution. If any payment shall be required to be made to the Administrative Agent or any Secured Party under this Agreement, each ADVA Subsidiary Guarantor hereby unconditionally and irrevocably agrees it will contribute, to the maximum extent permitted by Applicable Law, such amounts to each other ADVA Subsidiary Guarantor and the German Borrower so as to maximize the aggregate amount paid to the Administrative Agent or such Secured Parties under or in connection with the Loan Documents.

(b) Agreements for Reimbursement. Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge and agree that, as the German Borrower is part of an integrated financial enterprise to which the German Borrower and each ADVA Subsidiary Guarantor are a party and each ADVA Subsidiary Guarantor will benefit, directly or indirectly, from the extensions of credit to the German Borrower under the Credit Agreement, each ADVA Subsidiary Guarantor shall have a right of reimbursement and indemnity from the German Borrower for any amount paid by such ADVA Subsidiary Guarantor in lieu of a right of contribution between the ADVA Subsidiary Guarantors and the German Borrower.

(c) No Subrogation. Notwithstanding any payment or payments by any of the ADVA Subsidiary Guarantors hereunder, or any setoff or application of funds of any of the ADVA Subsidiary Guarantors by the Administrative Agent or any other Secured Party, or the receipt of any amounts by the Administrative Agent or any other Secured Party with respect to any of the Guaranteed Obligations, none of the ADVA Subsidiary Guarantors shall be entitled to be subrogated to any of the rights of the Administrative Agent or any other Secured Party against the German Borrower or the other ADVA Subsidiary Guarantors or against any collateral security held by the Administrative Agent or any other Secured Party for the payment of the Guaranteed Obligations nor shall any of the ADVA Subsidiary Guarantors seek any reimbursement or contribution from the German Borrower or any of the other ADVA Subsidiary Guarantors in respect of payments made by such ADVA Subsidiary Guarantor in connection with the Guaranteed Obligations, until Payment in Full of the Guaranteed Obligations and the termination of the Commitments. If any amount shall be paid to any ADVA Subsidiary Guarantor on account of such subrogation, reimbursement or contribution rights at any time prior to the Payment in Full of the Guaranteed

Obligations and the termination of the Commitments, such amount shall be held by such ADVA Subsidiary Guarantor in trust for the Administrative Agent, segregated from other funds of such ADVA Subsidiary Guarantor, and shall, forthwith upon receipt by such ADVA Subsidiary Guarantor, be turned over to the Administrative Agent in the exact form received by such ADVA Subsidiary Guarantor (duly endorsed by such ADVA Subsidiary Guarantor to the Administrative Agent, if required) to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as set forth in the Credit Agreement.

SECTION 2.5 Nature of Guaranty.

(a) Each ADVA Subsidiary Guarantor agrees that this Agreement is a continuing, unconditional guaranty of payment and performance and not of collection, and that its obligations under this Agreement shall be primary, absolute and unconditional, irrespective of, and unaffected by, and each ADVA Subsidiary Guarantor hereby irrevocably waives, to the extent not prohibited by Applicable Law, any defenses to enforcement it may have (now or in the future) by reason of:

(i) the genuineness, legality, validity, regularity, enforceability or any future amendment of, or change in, or supplement to, the Credit Agreement, any other Loan Document or any other agreement, document or instrument to which either Borrower, any ADVA Subsidiary Guarantor or any of their respective Subsidiaries or Affiliates is or may become a party (including any increase in the Guaranteed Obligations resulting from any extension of additional credit or otherwise);

(ii) any action under or in respect of the Credit Agreement or any other Loan Document in the exercise of any remedy, power or privilege contained therein or available to any of them at law, in equity or otherwise, or waiver or refraining from exercising any such remedies, powers or privileges (including any change in the time, place or manner of payment of, or in any other term of, any other obligation of any Credit Party under any Loan Document or any rescission, waiver, amendment or other modification of any Loan Document or any other agreement, including any increase in the Guaranteed Obligations resulting from any extension of additional credit or otherwise);

(iii) the absence of any action to enforce this Agreement, the Credit Agreement, any other Loan Document or the waiver or consent by the Administrative Agent or any other Secured Party with respect to any of the provisions of this Agreement, the Credit Agreement or any other Loan Document;

(iv) the existence, value or condition of, or failure to perfect its Lien against, any security for or other guaranty of the Guaranteed Obligations or any action, or the absence of any action, by the Administrative Agent or any other Secured Party in respect of such security or guaranty (including, without limitation, the release of any such security or guaranty);

(v) any structural change in, restructuring of or other similar organizational change of either Borrower, any Guarantor, any other guarantors or any of their respective Subsidiaries or Affiliates;

(vi) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor; or

(vii) any other circumstance (including, without limitation, any statute of limitations) or manner of administering the Loans or any existence of or reliance on any representation by any Secured Party that might vary the risk of any guarantor or otherwise operate as a defense available to, or a legal or equitable discharge of, any Credit Party or any other guarantor or surety;

it being agreed by each ADVA Subsidiary Guarantor that, subject to the first sentence of Section 2.2, its obligations under this Agreement shall not be discharged until the Payment in Full of the Guaranteed Obligations by the German Borrower (or by any ADVA Subsidiary Guarantor or ADVA Subsidiary Guarantors following the exercise of remedies pursuant to Section 10.2 of the Credit Agreement) and the termination of the Revolving Credit Commitments under the German Borrower Sublimit pursuant to Section 2.5(a) of the Credit Agreement (or pursuant to Section 10.2(a) of the Credit Agreement).

(b) Each ADVA Subsidiary Guarantor represents, warrants and agrees that, to the extent permitted by Applicable Law, the Guaranteed Obligations and its obligations under this Agreement are not and shall not be subject to any counterclaims, offsets or defenses of any kind (other than the defense of payment) against the Administrative Agent, the other Secured Parties, any Guarantor or either Borrower whether now existing or which may arise in the future.

(c) Each ADVA Subsidiary Guarantor hereby agrees and acknowledges that the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Agreement, and all dealings among the Borrowers and any of the Guarantors, on the one hand, and the Administrative Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Agreement.

SECTION 2.6 Waivers. To the extent permitted by Applicable Law, each ADVA Subsidiary Guarantor expressly, unconditionally and irrevocably waives all of the following rights and defenses (and agrees not to take advantage of or assert any such right or defense):

(a) any rights it may now or in the future have under any statute, or at law or in equity, or otherwise, to compel the Administrative Agent or any other Secured Party to proceed in respect of the Guaranteed Obligations against either Borrower, any ADVA Subsidiary Guarantor, any other guarantor or any other Person or against any security for or other guaranty of the payment and performance of the Guaranteed Obligations before proceeding against, or as a condition to proceeding against, such ADVA Subsidiary Guarantor;

(b) any defense based upon the failure of the Administrative Agent or any other Secured Party to commence an action in respect of the Guaranteed Obligations against the either Borrower, any ADVA Subsidiary Guarantor, any other guarantor or any other Person or any security for the payment and performance of the Guaranteed Obligations;

(c) any right to insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by such ADVA Subsidiary Guarantor of its obligations under, or the enforcement by the Administrative Agent or the other Secured Parties of this Agreement;

(d) any right of diligence, presentment, demand, protest and notice of whatever kind or nature (except as specifically required herein or in the other Loan Documents) with respect to any of the Guaranteed Obligations or any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto;

(e) any and all rights to notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of acceptance of, or proof of reliance upon, this Agreement by the Administrative Agent or any other Secured Party; and

(f) any defense or right of setoff or recoupment or counterclaim (other than a defense of payment) against or in respect of the Guaranteed Obligations;

Each ADVA Subsidiary Guarantor agrees that any notice or directive given at any time to the Administrative Agent or any other Secured Party which is inconsistent with any of the foregoing waivers shall be null and void and may be ignored by the Administrative Agent or such Secured Party, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Agreement for the reason that such pleading or introduction would be at variance with the written terms of this Agreement, unless the Administrative Agent and the Required Lenders have specifically agreed otherwise in writing. The foregoing waivers are of the essence of the transaction contemplated by the Credit Agreement and the other Loan Documents and, but for this Agreement and such waivers, the Administrative Agent and other Secured Parties would decline to enter into the Credit Agreement and the other Loan Documents.

SECTION 2.7 Modification of Loan Documents, etc. Neither the Administrative Agent nor any other Secured Party shall incur any liability to any ADVA Subsidiary Guarantor as a result of any of the following, and none of the following shall impair or release this Agreement or any of the obligations of any ADVA Subsidiary Guarantor under this Agreement:

(a) any change or extension of the manner, place or terms of payment of, or renewal or alteration of all or any portion of, the Guaranteed Obligations;

(b) any action under or in respect of the Credit Agreement or any other Loan Document in the exercise of any remedy, power or privilege contained therein or available to any of them at law, in equity or otherwise, or waiver or refraining from exercising any such remedies, powers or privileges;

(c) any amendment to, or modification of, in any manner whatsoever, any Loan Document;

(d) any extension or waiver of the time for performance by any ADVA Subsidiary Guarantor, any other guarantor, either Borrower or any other Person of, or compliance with, any term, covenant or agreement on its part to be performed or observed under a Loan Document or waiver of such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

(e) the taking and holding of security or collateral for the payment of the Guaranteed Obligations or the sale, exchange, release, disposal of, or other dealing with, any property pledged, mortgaged or conveyed, or in which the Administrative Agent or the other Secured Parties have been granted a Lien, to secure any Indebtedness of any ADVA Subsidiary Guarantor, any other guarantor, either Borrower or any other Person to the Administrative Agent or the other Secured Parties;

(f) the release of anyone who may be liable in any manner for the payment of any amounts owed by any ADVA Subsidiary Guarantor, any other guarantor, either Borrower or any other Person to the Administrative Agent or any other Secured Party;

(g) any modification or termination of the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of any ADVA Subsidiary Guarantor, any other guarantor, either Borrower or any other Person are subordinated to the claims of the Administrative Agent or any other Secured Party; or

(h) any application of any sums by whomever paid or however realized to any Guaranteed Obligations owing by any ADVA Subsidiary Guarantor, any other guarantor, either Borrower or any other Person to the Administrative Agent or any other Secured Party in such manner as the Administrative Agent or any other Secured Party shall determine in its reasonable discretion.

SECTION 2.8 Demand by the Administrative Agent. In addition to the terms set forth in this Article II and in no manner imposing any limitation on such terms, if all or any portion of the then outstanding Guaranteed Obligations are declared to be immediately due and payable, then the ADVA Subsidiary Guarantors shall, upon demand in writing therefor by the Administrative Agent to the ADVA Subsidiary Guarantors, pay all or such portion of the outstanding Guaranteed Obligations due hereunder then declared due and payable.

SECTION 2.9 Remedies. Upon the occurrence and during the continuance of any Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, enforce against the ADVA Subsidiary Guarantors their obligations and liabilities hereunder and exercise such other rights and remedies as may be available to the Administrative Agent hereunder, under the Credit Agreement, the other Loan Documents or otherwise.

SECTION 2.10 Benefits of Guaranty. The provisions of this Agreement are for the benefit of the Administrative Agent and the other Secured Parties and their respective permitted successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between Holdings and its Subsidiaries, the Administrative Agent and the other Secured Parties, the obligations of Holdings and its Subsidiaries under the Loan Documents. In the event all or any part of the Guaranteed Obligations are transferred, endorsed or assigned by the Administrative Agent or any other Secured Party to any Person or Persons as permitted under the Credit Agreement, any reference to an “Administrative Agent”, or “Secured Party” herein shall be deemed to refer equally to such Person or Persons.

SECTION 2.11 Termination; Reinstatement.

(a) Subject to clause (c) below, this Agreement shall remain in full force and effect until the Payment in Full of the Guaranteed Obligations by the German Borrower (or by any ADVA Subsidiary Guarantor or ADVA Subsidiary Guarantors following the exercise of remedies pursuant to Section 10.2 of the Credit Agreement) and the termination of the Revolving Credit Commitments under the German Borrower Sublimit pursuant to Section 2.5(a) of the Credit Agreement (or pursuant to Section 10.2(a) of the Credit Agreement).

(b) No payment made by either Borrower, any ADVA Subsidiary Guarantor, any other guarantor or any other Person received or collected by the Administrative Agent or any other Secured Party from either Borrower, any ADVA Subsidiary Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any setoff or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any ADVA Subsidiary Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such ADVA Subsidiary Guarantor in respect of the obligations of the ADVA Subsidiary Guarantors or any payment received or collected from such ADVA Subsidiary Guarantor in respect of the obligations of the ADVA Subsidiary Guarantors), remain liable for the obligations of the ADVA Subsidiary Guarantors up to the maximum liability of such ADVA Subsidiary Guarantor hereunder until the Payment in Full of the Guaranteed Obligations by the German Borrower (or by any ADVA Subsidiary Guarantor or ADVA Subsidiary Guarantors following the exercise of remedies pursuant to Section 10.2 of the Credit Agreement) and the termination of the Revolving Credit Commitments under the German Borrower Sublimit pursuant to Section 2.5(a) of the Credit Agreement (or pursuant to Section 10.2(a) of the Credit Agreement).

(c) Each ADVA Subsidiary Guarantor agrees that, if any payment made by either Borrower or any other Person applied to the Guaranteed Obligations is at any time avoided, annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or is repaid in whole or in part pursuant to a good faith settlement of a pending or threatened avoidance claim, or the proceeds of any ADVA Collateral are required to be refunded by the Administrative Agent or any other Secured Party to either Borrower, its estate, trustee, receiver or any other Person, including, without limitation, any ADVA Subsidiary Guarantor, under any Applicable Law or equitable cause, then, to the extent of such payment or repayment, each ADVA Subsidiary Guarantor’s liability hereunder (and any Lien or ADVA Collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, and, if prior thereto, this Agreement shall have been canceled or surrendered (and if any Lien or ADVA Collateral securing such ADVA Subsidiary Guarantor’s liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Agreement (and such Lien or ADVA Collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of such ADVA Subsidiary Guarantor in respect of the amount of such payment (or any Lien or ADVA Collateral securing such obligation).

SECTION 2.12 Payments. Any payments by the ADVA Subsidiary Guarantors shall be made to the Administrative Agent, to be credited and applied to the Guaranteed Obligations in accordance with Section 10.4 of the Credit Agreement, in immediately available Dollars to an account designated by the Administrative Agent or at the Administrative Agent’s Office or at any other address that may be specified in writing from time to time by the Administrative Agent.

SECTION 2.13 Keepwell. Each Qualified ECP Guarantor (as defined below) hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds and other support as may be needed from time to time by each other ADVA Credit Party to honor all of its obligations under this Agreement and the other Loan Documents in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section, or otherwise under this Agreement or any other Loan Document, voidable under Debtor Relief Laws and not for any greater amount). Subject to Section 2.11, the obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Payment in Full of the Guaranteed Obligations by the German Borrower (or by any ADVA Subsidiary Guarantor or ADVA Subsidiary Guarantors following the exercise of remedies pursuant to Section 10.2 of the Credit Agreement) and the termination of the Revolving Credit Commitments under the German Borrower Sublimit pursuant to Section 2.5(a) of the Credit Agreement (or pursuant to Section 10.2(a) of the Credit Agreement). Each Qualified ECP Guarantor intends that this Section constitute, and this Section shall be deemed to constitute, a “keepwell, support or other agreement” for the benefit of each other ADVA Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. For purposes of this Section, “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each ADVA Credit Party that has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other Person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

ARTICLE 3

REPRESENTATIONS, WARRANTIES AND COVENANTS

To induce the Administrative Agent and the Lenders to enter into the Fourth Amendment and to induce the Secured Parties to make their respective Extensions of Credit to the German Borrower, each ADVA Subsidiary Guarantor hereby (a) represents and warrants to the Administrative Agent and each Secured Party that each representation and warranty contained in Article VII of the Credit Agreement relating to such ADVA Subsidiary Guarantor is true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date) as if made by such ADVA Subsidiary Guarantor herein and (b) covenants and agrees that until the Payment in Full of the Guaranteed Obligations by the German Borrower and the termination of the Revolving Credit Commitments under the German Borrower Sublimit pursuant to Section 2.5(a) of the Credit Agreement (or pursuant to Section 10.2(a) of the Credit Agreement), it will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Loan Documents that are required to be, or that the Borrowers have agreed to cause to be, performed or observed by such ADVA Subsidiary Guarantor.

ARTICLE 4

MISCELLANEOUS

SECTION 4.1 Notices. All notices and communications hereunder shall be given to the addresses and otherwise made in accordance with Section 12.1 of the Credit Agreement; provided that notices and communications to the ADVA Subsidiary Guarantors shall be directed to the ADVA Subsidiary Guarantors, at the address of the Borrowers set forth in Section 12.1 of the Credit Agreement.

SECTION 4.2 Amendments, Waivers and Consents. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified, nor any consent be given, except in accordance with Section 12.2 of the Credit Agreement.

SECTION 4.3 Expenses; Indemnification; Waiver of Consequential Damages, etc.

(a) The ADVA Subsidiary Guarantors shall, jointly and severally, pay all out-of-pocket expenses (including, without limitation, attorney’s fees and expenses) incurred by the Administrative Agent and each other Secured Party to the extent the German Borrower would be required to do so pursuant to Section 12.3 of the Credit Agreement.

(b) The ADVA Subsidiary Guarantors shall, jointly and severally, pay and indemnify each Indemnitee against Indemnified Taxes and Other Taxes to the extent the German Borrower would be required to do so pursuant to Section 5.11 of the Credit Agreement.

(c) The ADVA Subsidiary Guarantors shall, jointly and severally, indemnify each Indemnitee to the extent the German Borrower would be required to do so pursuant to Section 12.3 of the Credit Agreement.

(d) Each ADVA Subsidiary Guarantor agrees to the provisions of Sections 12.1(b), 12.1(e), 12.3(d) of the Credit Agreement, which are incorporated herein by reference as if fully set forth herein; provided that references therein to “Agreement” shall mean this Agreement. All amounts due under this Section 4.3 shall be payable promptly after demand therefor.

(e) Each party’s obligations under this Section 4.3 shall survive the termination of the Loan Documents and the payment of the Guaranteed Obligations.

SECTION 4.4 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Secured Party and each of its respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Secured Party or any such Affiliate to or for the credit or the account of such ADVA Subsidiary Guarantor to the same extent a Lender could do so under Section 12.4 of the Credit Agreement. The rights of each Secured Party and its respective Affiliates under this Section 4.4 are in addition to other rights and remedies (including other rights of setoff) that such Secured Party or its respective Affiliates may have. Each Secured Party agrees to notify such ADVA Subsidiary Guarantor and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

SECTION 4.5 Governing Law; Jurisdiction; Venue; Service of Process.

(a) Governing Law. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of New York.

(b) Submission to Jurisdiction. Each ADVA Subsidiary Guarantor agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise against the Administrative Agent, or any other Secured Party or any Related Party of the foregoing, in any way relating to this Agreement or the transactions relating hereto in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent or any other Secured Party may otherwise have to bring any action, litigation or proceeding relating to this Agreement or any other Loan Document against any ADVA Subsidiary Guarantor or its Properties in the courts of any jurisdiction.

(c) Waiver of Venue. Each ADVA Subsidiary Guarantor irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action, litigation or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section 4.5. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 12.1 of the Credit Agreement. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law.

(e) Appointment of the German Borrower as Agent for the ADVA Subsidiary Guarantors. Each ADVA Subsidiary Guarantor hereby irrevocably appoints and authorizes the German Borrower to act as its agent for service of process and notices required to be delivered under this Agreement or under the other Loan Documents, it being understood and agreed that receipt by the German Borrower of any summons, notice or other similar item shall be deemed effective receipt by such ADVA Subsidiary Guarantor and its Subsidiaries.

SECTION 4.6 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.6.

SECTION 4.7 Injunctive Relief. Each ADVA Subsidiary Guarantor recognizes that, in the event such ADVA Subsidiary Guarantor fails to perform, observe or discharge any of its obligations or liabilities under this Agreement or any other Loan Document, any remedy of law may prove to be inadequate relief to the Administrative Agent and the other Secured Parties. Therefore, each ADVA Subsidiary Guarantor agrees that the Administrative Agent and the other Secured Parties, at the option of the Administrative Agent and the other Secured Parties, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

SECTION 4.8 No Waiver by Course of Conduct, Cumulative Remedies. No course of dealing between any ADVA Subsidiary Guarantor, the Administrative Agent or any Secured Party or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any other Loan Documents or to constitute a waiver of any Event of Default. The enumeration of the rights and remedies of the Administrative Agent and the other Secured Parties set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the other Secured Parties of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the other Loan Documents or that may now or hereafter exist at law or in equity or by suit or otherwise. Neither the Administrative Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 4.2), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No delay or failure to take action on the part of the Administrative Agent or any other Secured Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. A waiver by the Administrative Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Secured Party would otherwise have on any future occasion.

SECTION 4.9 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; except that no ADVA Subsidiary Guarantor may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and the other Secured Parties (except as otherwise provided by the Credit Agreement).

SECTION 4.10 All Powers Coupled With Interest. All powers of attorney and other authorizations granted to the Secured Parties, the Administrative Agent and any Persons designated by the Administrative Agent or any other Secured Party pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable until the Payment in Full of the Guaranteed Obligations by the German Borrower (or by any ADVA Subsidiary Guarantor or ADVA Subsidiary Guarantors following the exercise of remedies pursuant to Section 10.2 of the Credit Agreement) and the termination of the Revolving Credit Commitments under the German Borrower Sublimit pursuant to Section 2.5(a) of the Credit Agreement (or pursuant to Section 10.2(a) of the Credit Agreement); provided that the foregoing powers or authorizations under this Section 4.10 may be exercised by the Secured Parties, the Administrative Agent or any of their designees, in each case, solely so long as an Event of Default has occurred and is continuing.

SECTION 4.11 Survival of Indemnities. Notwithstanding any termination of this Agreement, the indemnities to which the Administrative Agent and the other Secured Parties are entitled under the provisions of Section 4.3 and any other provision of this Agreement and the other Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the other Secured Parties against events arising after such termination as well as before.

SECTION 4.12 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 4.13 Counterparts. This Agreement may be executed in any number of counterparts (and by different parties hereto in separate counterparts), each of which shall constitute an original, but all of which taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement or any document or instrument delivered in connection herewith by facsimile or in electronic (i.e., “pdf” or “tif”) form shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable. This Agreement may be executed by Electronic Signatures or in the form of an Electronic Record pursuant to, and in accordance with, the provisions of Section 12.16 of the Credit Agreement.

SECTION 4.14 Integration. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees constitute the entire contract of the parties relating to the subject matter hereof and supersede all previous agreements and understandings, written or oral, relating to the subject matter hereof. In the event of any conflict between the provisions of this Agreement and those of (a) the Credit Agreement, the provisions of the Credit Agreement shall control, (b) the ADVA US Collateral Agreement, the provisions of the ADVA US Collateral Agreement shall control, (c) the UK Security Documents, the provisions of the UK Security Documents shall control and (d) any other Loan Document not referenced in clauses (a)-(c) above, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the other Secured Parties in any other Loan Document shall not be deemed a conflict with this Agreement.

SECTION 4.15 Advice of Counsel, No Strict Construction. Each of the parties represents to each other party hereto that it has discussed this Agreement with its counsel. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

SECTION 4.16 Acknowledgements. Each ADVA Subsidiary Guarantor hereby acknowledges that it has received a copy of the Credit Agreement and has reviewed and understands the same.

SECTION 4.17 Releases.

(a) Subject to Section 2.11 of this Agreement and to Section 11.9 of the Credit Agreement, upon the Payment in Full of the Guaranteed Obligations by the German Borrower and the termination of the Revolving Credit Commitments under the German Borrower Sublimit pursuant to Section 2.5(a) of the Credit Agreement (or pursuant to Section 10.2(a) of the Credit Agreement), this Agreement and all obligations (other than those expressly stated to survive such termination or as may be reinstated after such termination) of the Administrative Agent and each ADVA Subsidiary Guarantor hereunder shall automatically terminate, all without delivery of any instrument or performance of any act by any party.

(b) In the event that all the Equity Interests of any ADVA Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement, as certified by the German Borrower, then, at the request of the German Borrower and at the expense of such ADVA Subsidiary Guarantor, such ADVA Subsidiary Guarantor shall be released from its obligations hereunder and the Administrative Agent will execute and deliver to such ADVA Subsidiary Guarantor such documents as such ADVA Subsidiary Guarantor may reasonably request to evidence the release of such ADVA Subsidiary Guarantor from its obligations under this Agreement, in each case, in accordance with the terms of this Agreement and Section 11.9 of the Credit Agreement.

SECTION 4.18 Secured Parties. Each Secured Party not a party to the Credit Agreement who obtains the benefit of this Agreement shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Administrative Agent and each of its Affiliates shall be entitled to all the rights, benefits and immunities conferred under Article XI of the Credit Agreement.

SECTION 4.19 Subordination of Intercompany Indebtedness. Any Indebtedness of either Borrower or any other Credit Party now or hereafter held by any ADVA Subsidiary Guarantor is hereby subordinated in right of payment to the prior Payment in Full all of the Guaranteed Obligations and the termination of the Commitments. Notwithstanding the foregoing, provided an Event of Default does not exist, the Borrowers or any other Credit Party may make any payments (whether principal, interest, fees, expenses or any other payment of any kind) to any ADVA Subsidiary Guarantor on account of any such Indebtedness. After the occurrence and during the continuance of an Event of Default, none of the ADVA Subsidiary Guarantors will demand, sue for, or otherwise attempt to collect any such Indebtedness until the Payment in Full of the Guaranteed Obligations and the termination of the Commitments. If any amount shall erroneously be paid to any ADVA Subsidiary Guarantor on account of any such Indebtedness of any Credit Party, such amount shall be held in trust for the benefit of the Credit Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement.

SECTION 4.20 Acknowledgment Regarding Any Supported QFCs. The provisions contained in Section 12.25 of the Credit Agreement shall be applicable to this Agreement and each Joinder Agreement and are hereby incorporated by reference as if fully set forth herein.

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IN WITNESS WHEREOF, the ADVA Subsidiary Guarantors have executed and delivered this Agreement under seal by their duly authorized officers, all as of the day and year first above written.

ADVA SUBSIDIARY GUARANTORS

ADVA NA HOLDINGS, INC.

.By:	/s/ Mathias Petzold
Name:	Mathias Petzold
Title:	Vice President and Secretary

ADTRAN NETWORKS NORTH AMERICA INC.

By:	/s/ Ryan Schmidt
Name:	Ryan Schmidt
Title:	Vice President

ADTRAN NETWORKS (UK) LIMITED

By:	/s/ Ulrich Dopfer
Name:	Ulrich Dopfer
Title:	Director

ADTRAN, Inc.

ADVA Guaranty Agreement

Signature Page

Acknowledged by the Administrative Agent as of the day and year first written above:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Patrick McGovern
Name:	Patrick McGovern
Title:	Senior Vice President

ADTRAN, Inc.

ADVA Guaranty Agreement

Signature Page